EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SYNTHORX, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SYNTHORX, INC. IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO LICENSE AGREEMENT

This is an Amendment, dated as of August 5, 2019 (this “Second Amendment”), to the License Agreement dated July 31, 2014, as amended on September 10, 2018 (collectively, the “Agreement”), by and between THE SCRIPPS RESEARCH INSTITUTE, a California nonprofit public benefit corporation (“TSRI”), and SYNTHORX, INC., a Delaware corporation (“Licensee”).

RECITALS

A.TSRI and Licensee entered into the Agreement and have been operating under the Agreement since its Effective Date.

B.TSRI and Licensee have determined that it is in the best interest of both TSRI and Licensee to further amend the Agreement as set forth in this Second Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, TSRI and Licensee hereby agree as follows:

1.Amendment of Exhibit A of the Agreement.  Exhibit A of the Agreement is hereby amended to add the following to LICENSED BIOLOGICAL MATERIALS:

“5.Materials prepared in progress towards a [***].

6.Materials prepared during studies relating to the optimization of the [***].”

2.Amendment of Exhibit B of the Agreement.  Exhibit B of the Agreement is hereby amended to add the following individuals to LICENSED KNOW-HOW:

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

[***]

3.Amendment of Exhibit C of the Agreement.  Exhibit C of the Agreement is hereby amended and replaced in its entirety with Exhibit C and Exhibit C-1 (the latter of which lists patent(s) and patent application(s) co-owned by TSRI and Licensee) attached hereto. All references to “Exhibit C” in the Agreement shall be deemed to refer to Exhibit C and Exhibit C-1, collectively.

4.Amendment of Exhibit F of the Agreement.  Exhibit F of the Agreement is hereby amended and replaced in its entirety with Exhibit F attached hereto.

5.Continuation of the Agreement.  In all other respects the Agreement remains in full force and effect as originally executed and duly amended.

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

IN WITNESS WHEREOF, the parties have executed this Second Amendment by their duly authorized representatives as of the date set forth above.

TSRI:		LICENSEE:

THE SCRIPPS RESEARCH INSTITUTE		SYNTHORX, INC.

By:	/s/ Matthew Tremblay	By:	/s/ Laura Shawver

Name:	Matthew Tremblay	Name:	Laura Shawver

Title:	Chief Operating Officer	Title:	President and CEO

EXHIBIT C

LICENSED PATENT RIGHTS

Title	Application No.	Country	Filing Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

EXHIBIT C-1

LICENSED PATENT RIGHTS

Title	Application No.	Country	Filing Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

EXHIBIT F

BENCHMARKS

Benchmark	Date by which Licensee must meet Benchmark
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED